                                               EXHIBIT 10.25

The security interest granted herein is subject and subordinate to a security interest granted by the undersigned this date to The Chase Manhattan Bank.

                  PLEDGE SECURITY AGREEMENT

The undersigned executes and delivers this Pledge Security Agreement (the "Agreement") to Home Properties of New York, L.P. ("Home Properties"), having an office located at 850 Clinton Square, Rochester, New York 14604, in consideration of a loan made by Home Properties to the undersigned. Accordingly, Home Properties shall have the rights, remedies and benefits hereinafter set forth.

Definitions. The term "Liabilities" shall include any and all indebtedness, obligations and Liabilities of any kind of the undersigned to Home Properties with respect to a certain loan (the "Loan") from Home Properties evidenced by a promissory note of even date herewith (the "Note") in the principal amount of $____X____________, the proceeds of which are being used by the undersigned to purchase the Collateral (as defined below).

The term "Collateral" means all property in which the undersigned grants a security interest pursuant to the "Grant of Security Interest" paragraph set forth below.

The term "Obligor" means the undersigned.

Grant of Security Interest. As security for the payment of the Liabilities, the undersigned hereby grants Home Properties a security interest in, a general lien upon and/or right of set-off against (as applicable) the ____X_____ shares (the "Shares") of common stock of Home Properties acquired by the undersigned on this date with the proceeds of the Loan and a loan ("Chase Loan") from The Chase Manhattan Bank ("Chase"). By accepting this Agreement, Home Properties acknowledges and agrees that the pledge hereunder is secondary and subordinate to a pledge given by the undersigned to Chase to secure the Chase Loan.

The undersigned agrees that Home Properties' records will be the accurate record of any substitutions in and additionals to the Collateral.

A certificate ("Certificate") for the Shares shall be issued in the name of the undersigned, but when issued shall be forwarded by Home Properties' transfer agent directly to Chase and Chase shall have and maintain custody of the Certificate until the Chase Loan is paid in full. Upon payment in full of the Chase Loan, the undersigned will instruct Chase to deliver the Certificate to Home Properties. The undersigned also agrees to execute and deliver to Home Properties blank stock powers with respect to the Certificate upon the execution of this Agreement.

Covenants. As long as any part of the Liabilities remain unpaid the undersigned agrees to:

a) defend the Collateral against all claims, keep the Collateral free from other security interests (other than the pledge to Chase) and not dispose of any portion of the Collateral without Home Properties' written consent;

b) notify Home Properties promptly of any changes in the undersigned's name or address;

c) execute and deliver any financing statements or other documents, pay any costs of title searches and filing fees, and take any other action Home Properties requests in relation to the security interest;

d) pay all taxes and other charges which may be levied against the Collateral.

Warranties. As long as any part of the Liabilities remain unpaid the undersigned warrants to Home Properties that:

a)   each document representing the Collateral is genuine;

b) the undersigned owns the Collateral free of any claims, liens, encumbrances and security interests, except of Chase and Home Properties;

c) the undersigned is fully authorized to enter into this Agreement.

Voting Rights. So long as no Event of Default occurs, the Shares will remain registered in the name of the undersigned. However, after a default and payment in full of the Chase loan, the undersigned authorizes Home Properties to transfer the shares into Home Properties' name or the name of any nominee and agrees that thereafter Home Properties does not have to send the undersigned any communications with respect to the Shares and any proxies issued by the undersigned will be invalid. Home Properties shall then have the right to vote in person or by proxy without any direction from the undersigned.

Default. It shall be an Event of Default if Obligor shall default in the performance of any of his/her agreements herein, or the occurrence and continuance of any Event of Default under Obligor's note.

Upon the occurrence of an Event of Default, unless and to the extent that Home Properties shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith.

Dividends/Income. After payment in full of the Chase Loan and until the Loan is paid in full, all cash dividends from the Collateral shall be paid directly to Home Properties pursuant to the terms of the Note. If the undersigned receives any dividends or income during the term of this Agreement, the undersigned agrees to promptly turn the same over to Chase until such time as the Chase Loan is paid in full and thereafter to Home Properties. Home Properties shall apply the cash dividends so received to the Liabilities but Home Properties will account for it and pay over to the undersigned any cash which remains on hand after the Liabilities are satisfied.

General Waivers. Without affecting the liability of the undersigned to Home Properties, any of the following may be done by Home Properties without notice to the undersigned.

a) change, renew or extend the time for repayment of any part of the Liabilities;
b) change the rate of interest or any other provisions with respect to any part of the Liabilities;

c) surrender, sell or otherwise dispose of any money or property which is in Home Properties' possession as collateral security for the Liabilities;
d)   release or discharge any party liable to Home
Properties in whole or in part for the Liabilities or accept any additional parties or guarantors;
e)   delay or refrain from exercising any of Home
  Properties' rights; and
f)   settle or compromise any and all claims.

Custody of Collateral. Home Properties agrees to use reasonable care to protect any Collateral in its possession.
However, Home Properties shall not be required to:

a)   vote the stock;
b)   collect any debt;
c)   exercise any conversion rights;
d) take any steps necessary to preserve rights against prior parties;
e) notify the undersigned of any maturities, calls, conversions, or other similar matters concerning the Collateral, except for forwarding to the undersigned those communications which are addressed to the undersigned; or
f)   act upon any request the undersigned may send Home
  Properties.

Changes in Collateral. Whether or not an Event of Default has occurred, the undersigned authorizes Home Properties to:

a) receive and hold as additional collateral any non-cash increases in or profits on the Collateral, including without limitation any shares issued as the result of a stock split or similar distribution; and
b) surrender the Collateral and receive any payment or distribution upon redemption, dissolution or liquidation of the issuer of the Collateral.

If the undersigned receives any of the payments or distributions described above after payment in full of the Chase Loan, the undersigned agrees to turn them over to Home
Properties.

Further Assurance. The undersigned appoints Home Properties as its attorney to take any necessary steps, including the filing of financing statements, to perfect Home Properties' security interest without first obtaining the undersigned's signature. Upon Home Properties' request, the undersigned will execute any amendments, including UCC-3 forms, which are necessary to perfect and continue Home Properties' security interest in the Collateral.

Modification. This Agreement cannot be modified except by a written agreement.

Notices. The undersigned waives any right to notice of any action Home Properties may take with respect to the Collateral. If Home Properties shall provide such notice, the undersigned agrees that notice will be sufficiently given if sent to the undersigned's address shown in this Agreement or to a new address which the undersigned shall have notified Home Properties of in writing. The undersigned agrees that notice of foreclosure sale sent at least five days before the sale provides the undersigned with a reasonable opportunity to exercise the undersigned's right of redemption of the Collateral and any other legal rights.

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Home Properties in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Home Properties in writing.

IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed this _____ day of August, 1996.



                         ______________________________
                         Signature


                         __X____________________________


                         Address:

                         __X_____________________________
                         __x_____________________________